UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 6, 2015

Immediatek, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-26073	86-0881193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 Airport Freeway, Suite 200
Bedford, Texas	76021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 661-6565

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On February 6, 2015, Immediatek, Inc. (the “Company”) filed a Form 15 with the Securities and Exchange Commission (the “SEC”) to voluntarily deregister its common stock, $0.001 par value (the “Common Stock”), under the Securities Exchange Act of 1934, as amended.  The Company is eligible to deregister its common stock because it had fewer than 300 holders of record of its Common Stock at the beginning of the fiscal year. Upon filing the Form 15, the Company’s duty to file any reports required under Section 13(a) will be suspended immediately and termination of registration of the Company’s Common Stock will take effect 90 days after the date of filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMEDIATEK, INC., a Nevada corporation

Date: February 6, 2015	By:	/s/ Timothy Rice
	Name:	Timothy Rice
	Title:	President